                                                                    EXHIBIT 10.2


                                  TVIA, INC.

                           2000 STOCK INCENTIVE PLAN

                         (Effective ________ __, 2000)

                                  TVIA, INC.

                           2000 STOCK INCENTIVE PLAN

                         (Effective ________ __, 2000)

                               TABLE OF CONTENTS
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SECTION 1. PURPOSE.....................................................     1


SECTION 2. DEFINITIONS.................................................     1

   (a)   "Award".......................................................     1
   (b)   "Board".......................................................     1
   (c)   "Change in Control"...........................................     1
   (d)   "Code"........................................................     1
   (e)   "Committee"...................................................     1
   (f)   "Common-Law Employee".........................................     2
   (g)   "Common Stock"................................................     2
   (h)   "Company".....................................................     2
   (i)   "Consultant"..................................................     2
   (j)   "Exchange Act"................................................     2
   (k)   "Exercise Price"..............................................     2
   (l)   "Fair Market Value"...........................................     2
   (m)   "Incentive Stock Option"......................................     3
   (n)   "Key Contributor".............................................     3
   (o)   "Non-Employee Director".......................................     3
   (p)   "Nonstatutory Option".........................................     3
   (q)   "Offeree".....................................................     3
   (r)   "Option"......................................................     3
   (s)   "Optionee"....................................................     3
   (t)   "Parent"......................................................     3
   (u)   "Participant".................................................     3
   (v)   "Plan"........................................................     3
   (w)   "Purchase Price"..............................................     3
   (x)   "Restricted Share"............................................     3
   (y)   "Service".....................................................     3
   (z)   "Stock Award Agreement".......................................     3
   (aa)  "Stock Option Agreement"......................................     3
   (bb)  "Stock Purchase Agreement"....................................     3
   (cc)  "Subsidiary"..................................................     4
   (dd)  "10% Stockholder".............................................     4
   (ee)  "Total and Permanent Disability"..............................     4
   (ff)  "W-2 Payroll".................................................     4

SECTION 3. ADMINISTRATION..............................................     4

   (a)   Committees of the Board.......................................     4
   (b)   Committee Procedures..........................................     4
   (c)   Authority of the Committee....................................     5
   (d)   Committee Liability...........................................     5

SECTION 4. ELIGIBILITY.................................................     5

SECTION 5. STOCK SUBJECT TO PLAN.......................................     5

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                                  TVIA, INC.

                           2000 STOCK INCENTIVE PLAN

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   (a)   Basic Limitation.............................................      5
   (b)   Additional Shares............................................      5

SECTION 6. TERMS AND CONDITIONS OF GRANTS OR SALES....................      6

   (a)   Stock Purchase Agreement.....................................      6
   (b)   Duration of Offers...........................................      6
   (c)   Purchase Price...............................................      6
   (d)   Restrictions on Transfer of Common Stock.....................      6

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.......      6

   (a)   Form and Amount of Award.....................................      6
   (b)   Exercisability...............................................      6
   (c)   Effect of Change in Control..................................      7
   (d)   Voting Rights................................................      7

SECTION 8. TERMS AND CONDITIONS OF OPTIONS............................      7

   (a)   Stock Option Agreement.......................................      7
   (b)   Number of Shares.............................................      7
   (c)   Exercise Price...............................................      7
   (d)   Exercisability...............................................      7
   (e)   Effect of Change in Control..................................      7
   (f)   Term.........................................................      8
   (g)   Exercise of Options on Termination of Service................      8
   (h)   No Rights as a Stockholder...................................      8
   (i)   Modification, Extension and Assumption of Options............      8
   (j)   Restrictions on Transfer.....................................      8

SECTION 9. FORMS OF PAYMENT...........................................      9

   (a)   General Rule.................................................      9
   (b)   Surrender of Stock...........................................      9
   (c)   Promissory Notes.............................................      9
   (d)   Cashless Exercise............................................      9
   (e)   Other Forms of Payment.......................................      9

SECTION 10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK..................      9

   (a)   General......................................................      9
   (b)   Mergers and Consolidations...................................     10
   (c)   Reservation of Rights........................................     10

SECTION 11. WITHHOLDING TAXES.........................................     10

   (a)   General......................................................     10
   (b)   Common Stock Withholding.....................................     10
   (c)   Cashless Exercise/Pledge.....................................     11
   (d)   Other Forms of Payment.......................................     11

SECTION 12. LEGAL REQUIREMENTS........................................     11

   (a)   Restrictions on Issuance.....................................     11
   (b)   Financial Reports............................................     11

SECTION 13. ASSIGNMENT OR TRANSFER OF AWARDS..........................     11

   (a)   General......................................................     11
   (b)   Trusts.......................................................     11

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                                  TVIA, INC.

                           2000 STOCK INCENTIVE PLAN

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SECTION 14. NO EMPLOYMENT RIGHTS.......................................     12

SECTION 15. DURATION AND AMENDMENTS....................................     12

   (a)   Term of the Plan..............................................     12
   (b)   Right to Amend or Terminate the Plan..........................     12
   (c)   Effect of Amendment or Termination............................     12

SECTION 16. EXECUTION..................................................     13

                                  TVIA, INC.

                           2000 STOCK INCENTIVE PLAN

SECTION 1.   PURPOSE.

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for the direct grant or sale of Common Stock and for the grant of Options to purchase Common Stock. Options granted under the Plan may include Nonstatutory Options as well as Incentive Stock Options intended to qualify under section 422 of the Internal Revenue Code. While this Plan is intended to satisfy federal Rule 701 and Section 25102(o) of the California Corporations Code, Awards may be granted under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or Section 25102(o) need not apply to the extent provided by the Board in the award agreement.

SECTION 2.   DEFINITIONS.

     (a) "Award" shall mean any award of an Option, Restricted Share or other right under the Plan.

     (b) "Board" shall mean the Board of the Company, as constituted from time to time.

     (c)  "Change in Control" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if: (a) its sole purpose is to change the state of the Company's incorporation, (b) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction or (c) such transaction constitutes the Company's initial public offering.

     (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean a committee consisting of one or more members of the Board that is appointed by the Board to administer the Plan under Section 3.

     (f) "Common-Law Employee" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Common-Law Employee for that period, even if any person, court or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

     (g)  "Common Stock" shall mean the Company's common stock.

     (h)  "Company" shall mean Tvia, Inc., a Delaware corporation.

     (i) "Consultant" shall mean an individual who performs bona fide services to the Company, a Parent or a Subsidiary other than as a Common-Law Employee, or a member of the Board, or a member of the board of directors of a Subsidiary.

     (j) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     (k) "Exercise Price" shall mean the amount for which one share of Common Stock may be purchased upon exercise of an Option, as specified by the Board in the applicable Stock Option Agreement.

     (l) "Fair Market Value" shall mean the market price of Common Stock, determined by the Board as follows:

          (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

        (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Board shall be conclusive and binding on all persons.

     (m) "Incentive Stock Option" or "ISO" shall mean an incentive stock option described in Code section 422(b).

     (n) "Key Contributor" shall mean (i) any individual who is a Common-Law Employee of the Company, a Parent or a Subsidiary, (ii) a member of the Board, including (without limitation) a Non-Employee Director, or an affiliate of a member of the Board; (iii) a member of the board of directors of a Subsidiary, or (iv) a Consultant. Service as a member of the Board, a member of the board of directors of a Subsidiary or a Consultant shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (o) "Non-Employee Director" shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

     (p) "Nonstatutory Option" or "NSO" shall mean a stock option that is not an ISO.

     (q) "Offeree" shall mean an individual to whom the Board has offered the right to acquire Common Stock under the Plan (other than upon exercise of an Option).

     (r) "Option" shall mean an ISO or NSO granted under the Plan entitling the holder to purchase Common Stock.

     (s)  "Optionee" shall mean an individual who holds an Option.

     (t) "Parent" shall have the meaning set forth in Section 424(e) of the Code.

     (u)  "Participant" shall mean an individual or estate who holds an Award.

     (v)  "Plan" shall mean this 2000 Stock Incentive Plan of Tvia, Inc.

     (w) "Purchase Price" shall mean the consideration for which one share of Common Stock may be acquired under the Plan (other than upon exercise of an Option) pursuant to a grant or sale under Section 6, as specified by the Board.

     (x) "Restricted Share" shall mean a share of Common Stock sold or granted to an eligible Key Contributor which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (y)  "Service" shall mean service as a Key Contributor.

     (z) "Stock Award Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     (aa) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to an Option.

     (bb) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Common Stock under the Plan (other than pursuant to an Option) that contains the terms, conditions and restrictions pertaining to the acquisition of such Common Stock.

     (cc) "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

     (dd) "10% Stockholder" shall mean an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. For purposes of this Subsection
(dd), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied. For purposes of this Subsection (dd), "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include Common Stock authorized for issuance under outstanding Options held by the Key Contributor or by any other person.

     (ee) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (ff) "W-2 Payroll" shall mean whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3.   ADMINISTRATION.

     (a) Committees of the Board. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. Any reference to the Board in the Plan shall be construed as a reference to the Committee (if any) to whom the Board has assigned a particular function.

     In the event that the Company's Common Stock becomes publicly traded, the Board may appoint a Committee which, if appointed, shall be comprised solely of two or more Non-Employee Directors (although Committee functions may be delegated to officers to the extent the Awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act).

     (b) Committee Procedures. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. The Committee has authority in its discretion to determine eligible Key Contributors to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All decisions, interpretations and other actions of the Committee shall be final, conclusive and binding on all parties who have an interest in the Plan or any option or shares issued thereunder.

     (d) Committee Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

SECTION 4.   ELIGIBILITY.

     Only Key Contributors shall be eligible for designation as Participants by the Board. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

SECTION 5.   STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 2,000,000 shares, subject to adjustment pursuant to Section 9.

     In any event, (i) the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan or otherwise shall not exceed the limitation imposed by Section 260.140.45 of Title 10 of the California Code of Regulations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. If any outstanding Option or other right to acquire Common Stock for any reason expires or is canceled, forfeited or otherwise terminated, the Common Stock allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to any right of repurchase or right of first refusal, such shares of Common Stock shall again be available for the purposes of the Plan, except that the aggregate number of shares of Common Stock that may be issued upon the exercise of ISOs shall in no event exceed the number of shares of Common Stock reserved for issuance pursuant to paragraph
(a) above plus the number of previously optioned shares returned to the Plan pursuant to the first sentence of this paragraph, as adjusted pursuant to
Section 9.

SECTION 6.   TERMS AND CONDITIONS OF GRANTS OR SALES.

     (a) Stock Purchase Agreement. Each grant or sale of Common Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such grant or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers. Any right to acquire Common Stock under the Plan other than an Option shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated by the Board to the Offeree.

     (c) Purchase Price. The Purchase Price of Common Stock offered under the Plan shall be established by the Board and set forth in the Stock Purchase Agreement and, to the extent required by applicable law, including the California Corporations Code or the regulations thereunder, shall not be less than 85% of Fair Market Value (100% for 10% Stockholders). The Purchase Price shall be payable in a form described in Section 9 or, in the discretion of the Board, in consideration for past services rendered to the Company or for its benefit.

     (d) Restrictions on Transfer of Common Stock. No Common Stock granted or sold under the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933 (unless such restriction is consented to or waived by the managing underwriter). Subject to the preceding sentence, any Common Stock granted or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any general restrictions that may apply to all holders of Common Stock.

SECTION 7.   ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.

     (a) Form and Amount of Award. Each Stock Award Agreement shall specify the number of shares of Common Stock that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

     (b) Exercisability. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Board in its sole discretion.

      c) Effect of Change in Control. The Board may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

     (d) Voting Rights. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8.   TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of shares of Common Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (c) Exercise Price. An Option's Exercise Price shall be established by the Board and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10% Stockholders) on the date of grant. The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value (110% for 10% Stockholders) on the date of grant. The Exercise Price shall be payable in a form described in
Section 9. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set prescribed in this paragraph if the Option grant is attributable to the issuance or assumption of an option in a transaction to which Code section 424(a) applies.

     (d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to vest or become exercisable. To the extent required by applicable law, including the California Corporations Code or the regulations thereunder, an Option granted to Key Contributors who are not officers shall vest and become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Board in its sole discretion. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise.

     (e) Effect of Change in Control. The Board may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all shares of

Common Stock subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant (5 years in the case of an ISO granted to a Ten Percent Stockholder). Subject to the preceding sentence, the Board at its sole discretion shall determine when an Option is to expire.

     (g) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Notwithstanding the foregoing in this Section 8(h), to the extent required by applicable law, including the California Corporations Code or the regulations thereunder, each Stock Option Agreement shall provide that the Optionee shall have the right to exercise the Option following termination of the Optionee's Service, during the Option's term, for at least thirty (30) days following termination of Service for any reason except cause, death or disability, and for at least six (6) months following termination of Service due to death or disability.

     (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (i) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares of Common Stock and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (j) Restrictions on Transfer. No shares of Common Stock issued upon exercise of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933 (unless such restriction is consented to or waived by the managing underwriter). Subject to the preceding sentence, any Common Stock issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Common Stock generally. Any right to repurchase an Optionee's Common Stock at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as the schedule set forth in Subsection (d) above. Any such repurchase right may be exercised only within ninety (90) days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Common Stock.

SECTION 9.   FORMS OF PAYMENT.

     (a) General Rule. The entire Purchase Price or Exercise Price shall be payable in cash or cash equivalents acceptable to the Company at the time of exercise or purchase, except as otherwise provided in this Section 9.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with Common Stock that has already been owned by the Optionee or the Optionee's representative for any time period specified by the Board and that are surrendered to the Company in good form for transfer. Such Common Stock shall be valued at Fair Market Value on the date when the new Common Stock is purchased under the Plan.

     (c)  Promissory Notes. To the extent that a Stock Option Agreement or
Stock Purchase agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee of Offeree. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Optionee pledge his or her Common Stock to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Common Stock be released to the Optionee or Offeree until such note is paid in full, unless otherwise provided in the Stock Option Agreement or Stock Purchase Agreement.

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Common Stock exists, payment may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 10.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

     (a) General. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a declaration of an extraordinary dividend payable in a form other than Common Stock in an amount that has a material effect on the value of Common Stock, a combination or consolidation of the outstanding Common Stock into a lesser number of shares, a recapitalization, a reclassification or a similar occurrence, the Board shall make appropriate adjustments, subject to the limitations set forth in Section 10(c), in one or more of (i) the number of shares of Common Stock available for future grants of Options or other rights to acquire Common Stock under Section 5, (ii) the number of shares of Common Stock covered by each outstanding Option or other right to acquire Common Stock or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Common Stock.

     (b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options or other rights to acquire Common Stock shall be subject to the agreement of merger or reorganization. Such agreement, without an Optionee's consent, may provide for:

          (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

          (iv) The cancellation of such outstanding Options without payment of any consideration, provided that in such event vesting of Options will accelerate in full.

     (c) Reservation of Rights. Except as provided in this Section 10, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option, or the number of shares subject to any other right to acquire Common Stock and/or the Exercise Price or Purchase Price. The grant of an Option or other right to acquire Common Stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 11.  WITHHOLDING TAXES.

     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Common Stock Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired. Notwithstanding the previous sentence in this Section 11(b), the maximum amount that may be subject to common stock withholding under this Section 11(b) shall be determined by the Committee based upon the minimum rates of federal, state and employment withholding applicable under the circumstances. Shares of Common Stock that are withheld or surrendered pursuant to this Section 11 shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning shares of Common Stock to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

     (c) Cashless Exercise/Pledge. The Committee may provide that if Company shares of Common Stock are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

     (d) Other Forms of Payment. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 12.  LEGAL REQUIREMENTS.

     (a) Restrictions on Issuance. Common Stock shall not be issued under the Plan unless the issuance and delivery of such Common Stock complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency that the Company determines is necessary or advisable.

     (b) Financial Reports. To the extent required to comply with the California Corporations Code or the regulations thereunder, not less often than annually the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.


SECTION 13.  ASSIGNMENT OR TRANSFER OF AWARDS.

     (a) General. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, while the shares of Common Stock are subject to California Corporations Code (S) 25102(o), (i) Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution, and (ii) any rights of repurchase in favor of the Company shall take into account the provisions of Sections 260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations, as applicable.

     (b) Trusts. Neither this Section 13 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 14.  NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any Option granted or other right to acquire Common Stock granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain a Key Contributor. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 15.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Option grants or other right to acquire Common Stock already made shall be null and void, and no additional Option grants or other right to acquire Common Stock shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time. Rights under any Option granted or other right to acquire Common Stock granted before amendment of the Plan shall not be materially impaired by any amendment or termination, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Common Stock previously issued or Option previously granted under the Plan.

SECTION 16.  EXECUTION.

     To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.

                              TVIA, INC.



                              By    ________________________________________
                              Title  _______________________________________

                                  TVIA, INC.

                           2000 Stock Incentive Plan

                            STOCK OPTION AGREEMENT

                       (without exercise before vesting)

     Tvia, Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase its Common Stock to the Optionee named below. The terms and conditions of the Option are set forth in this Stock Option Agreement and in the Company's 2000 Stock Incentive Plan (the "Plan").

I.   GRANT INFORMATION

Date of Grant:                          __________, 20___

Name of Optionee:                       _________________________________

Optionee's Social Security Number:      ________-______-________

Type of Option:                         __ Incentive ("ISO")

                                        __ Nonstatutory ("NSO")

Number of Shares of Common Stock Covered by the Option: ____________

Exercise Price per Share:               $__________

Vesting Start Date:                     __________, 20__

Vesting Schedule:                       Subject to attached Terms and
                                        Conditions, the Option shall vest as to
                                        12/48ths of the shares of Common Stock
                                        on the first anniversary of the Vesting
                                        Start Date and 1/48th of the shares of
                                        Common Stock each full month thereafter.

     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Terms and Conditions, Notice of Exercise and Common
     Stock Purchase Agreement and the Plan.

Optionee:_______________________________________________________________________
                                      (Signature)

Company:________________________________________________________________________
                                      (Signature)

Title:__________________________________________________________________________

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                 Stock Option Agreement - Terms and Conditions

                           2000 Stock Incentive Plan

                                  Tvia, Inc.

                  (does not include early exercise provision)

II.  TERMS AND CONDITIONS

     1. Vesting. Your Option vests during your Service on the dates specified in the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your Option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the 10th anniversary of the Date of Grant (fifth anniversary for a 10% owner), and will expire earlier if your Service terminates as follows:

          (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

          (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

     For purposes of this Section, "Cause" means (i) continued failure to perform substantially his or her duties, which standard of duties shall be referenced to the standards set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after receipt of a written warning and given thirty (30) days to improve, (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement,
(iii) conviction of or plea of nolo contendere to a felony; (iv) conviction of an act of fraud against, or the misappropriation of property belonging to the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

          (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

          (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three
     (3) months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option.

          (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

          If the sale of Common Stock under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Common Stock being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement, attached hereto as Exhibit A. You must submit this form, together with full payment, at the
     ---------
     address given on the form. Your exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

          (c) Form of Payment.  When you submit Exhibit A, you must include
                                                ---------
     payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

          .    Your personal check, a cashier's check or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

          (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Common Stock acquired upon exercise of your Option.

     5. Exercise of Option Before Vesting ("Early Exercise"). You may not exercise your Option before it is fully vested.

     6. Resale Restrictions/Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any Option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

     7. Right of First Refusal. If you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Stock Option Agreement, or any interest in such Common Stock, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Common Stock. If you desire to transfer Common Stock acquired under this Stock Option Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company shall have the right to purchase all, and not less than all, of the Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

     If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that if the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the Option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

     The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Common Stock.

     The Company's Right of First Refusal shall terminate if the Company's common stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

     8. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     9. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     10. Stockholder Rights. You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     11. Adjustments to Common Stock. In the event of a stock split, a stock dividend or a similar change in the Company's Common Stock, the number of shares covered by your Option and the exercise price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

     12. Legends. All certificates representing the Common Stock issued upon exercise of your Option shall, where applicable, have endorsed thereon the following legends:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND RIGHTS OF REPURCHASE. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

     13. Applicable Law. This Agreement will be interpreted and enforced under the laws of the State of California.

     14. Incorporation of Plan by Reference. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

     This Agreement and the Plan constitute the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.
     You also acknowledge that you have read Section 11, "Purchaser's Investment Representations" of Exhibit A and that you can and
                                    ---------
     hereby do make the same representations with respect to the grant of this Option.

                                  Tvia., INC.

                           2000 Stock Incentive Plan

                            STOCK OPTION AGREEMENT

                      (includes exercise before vesting)

     Tvia., Inc., a Delaware corporation (the "Company"), hereby grants an Option to purchase its Common Stock to the Optionee named below. The terms and conditions of the Option are set forth in this Stock Option Agreement and in the Company's 2000 Stock Incentive Plan (the "Plan").

     1.   GRANT INFORMATION

Date of Grant:                          __________, 20___

Name of Optionee:                       ____________________________________

Optionee's Social Security Number:      ________-______-________

Type of Option:                         __ Incentive ("ISO")

                                        __ Nonstatutory ("NSO")

Number of Shares of Common Stock Covered by the Option: ____________

Exercise Price per Share:               $__________

Vesting Start Date:                     __________, 20__

Vesting Schedule:                       Subject to attached Terms and
                                        Conditions, the Option shall vest as to
                                        12/48ths of the shares of Common Stock
                                        on the first anniversary of the Vesting
                                        Start Date and 1/48th of the shares of
                                        Common Stock each full month thereafter.

     By signing below, you agree to all of the terms and conditions described in this Stock Option Agreement, including the attached Terms and Conditions, Notice of Exercise and Common Stock Purchase Agreement and the Plan.

Optionee:_______________________________________________________________________
                                      (Signature)

Company:________________________________________________________________________
                                      (Signature)

Title:__________________________________________________________________________

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                 Stock Option Agreement - Terms and Conditions

                           2000 Stock Incentive Plan

                                  Tvia., Inc.

                      (includes early exercise provision)

II.  TERMS AND CONDITIONS

     1. Vesting. Your Option vests during your Service on the dates specified in the first page of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

     2. Service; Leaves of Absence. Your Service shall cease when you cease to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board. For purposes of your Option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether your Option is entitled to ISO status, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work. The Company determines which leaves count toward Service, and when your Service terminates for all purposes under the Plan.

     3. Term of Option. Your Option expires on the day before the 10th anniversary of the Date of Grant (fifth anniversary for a 10% owner), and will expire earlier if your Service terminates as follows:

          (a) Regular Termination. If your Service terminates for any reason except death or Disability, then your Option will expire at the close of business at Company headquarters on the date three (3) months after your termination date. During that three-month period, you may exercise that portion of your Option that was vested on the date that your Service terminated.

          (b) Cause. If your Service terminates for Cause, your Option will expire immediately.

     For purposes of this Section, "Cause" means (i) continued failure to perform substantially his or her duties, which standard of duties shall be referenced to the standards set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after receipt of a written warning and given thirty (30) days to improve, (ii) willful and material misconduct, which is demonstrably and materially injurious to the Company or any of its subsidiaries, including willful and material failure to perform your duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement,
(iii) conviction of or plea of nolo contendere to a felony; (iv) conviction of an act of fraud against, or the misappropriation of property belonging to the Company or any of its subsidiaries, or any employee, customer, or supplier of the Company or any of its subsidiaries.

          (c) Death. If you die while in Service, then your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

          (d) Disability. If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three
     (3) months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

          "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     4.   Exercise of Option.

          (a) Legal Restrictions. By signing this Agreement, you agree not to exercise this Option or sell any Common Stock acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

          If the sale of Common Stock under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Common Stock being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          (b) Method of Exercise. To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement, attached hereto as Exhibit A. You must submit this form, together with full payment, at the
     ---------
     address given on the form. Your exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

          (c) Form of Payment. When you submit Exhibit A, you must include payment of the aggregate Exercise Price for the Common Stock you are purchasing. Payment may be made in one (or a combination) of the following forms.

          .    Your personal check, a cashier's check or a money order.

          . Shares of Common Stock which you have owned for six months and which are surrendered to the Company. The value of such Common Stock, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

          . To the extent that a public market for Common Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          .    Any other form of legal consideration approved by the Board.

          (d) Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Common Stock acquired upon exercise of your Option.

     5. Exercise of Option Before Vesting ("Early Exercise"). You may exercise your Option before it is fully vested, and the vesting provisions set forth herein will apply to the Common Stock you acquire by exercising your Option. If you exercise this Option before vesting, you should consider making an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "83(b) Election"), a form of which is attached as Exhibit E. Please see the Tax Summary attached as Exhibit F. The 83(b) Election must be filed within thirty (30) days after the date you exercise all or any portion of your Option in which you are not vested.

     6. Resale Restrictions/Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any Option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

     7. Right of First Refusal. If you propose to sell, pledge or otherwise transfer to a third party any Common Stock acquired under this Stock Option Agreement, or any interest in such Common Stock, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Common Stock. If you desire to transfer Common Stock acquired under this Stock Option Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Common Stock. The Company shall have the right to purchase all, and not less than all, of the Common Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

     If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Common Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Common Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that if the Transfer Notice provided that payment for the Common Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the Option of paying for the Common Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

     The Company's Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Common Stock.

     The Company's Right of First Refusal shall terminate if the Company's common stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

     8. Transfer of Option. Prior to your death, only you may exercise your Option. You cannot transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

     9. No Retention Rights. Your Option does not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

     10. Stockholder Rights. You, or your estate or heirs, have no rights as a stockholder of the Company until a certificate for your Common Stock has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

     11. Adjustments to Common Stock. In the event of a stock split, a stock dividend or a similar change in the Company's Common Stock, the number of shares covered by your Option and the exercise price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

     12. Legends. All certificates representing the Common Stock issued upon exercise of your Option shall, where applicable, have endorsed thereon the following legends:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE
     COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL
     UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND RIGHTS OF
     REPURCHASE. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED

     PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL
     SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED."

     13. Applicable Law. This Agreement will be interpreted and enforced under the laws of the State of California.

     14. Incorporation of Plan by Reference. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

     This Agreement and the Plan constitute the entire understanding between you and the Company regarding your Option. Any prior agreements, commitments or negotiations concerning your Option are superseded.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, "Purchaser's Investment Representations" of Exhibit A and that you can and hereby do make the
                         ---------
     same representations with respect to the grant of this Option.

                                                                       EXHIBIT A
                                                           (to be attached to an
                                                               option agreement,
                                                              either ISO or NSO;
                                               allows exercise prior to vesting)

                                  Tvia, Inc.
                                  ----------

            Notice of Exercise and Common Stock Purchase Agreement
            ------------------------------------------------------

     THIS AGREEMENT is dated as of ___________, ____, between Tvia, Inc. (the "Company"), and _________________ ("Purchaser").

                             W I T N E S S E T H:

     WHEREAS, the Company and Purchaser are parties to that certain _______ Incentive __________ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the "Option Agreement") pursuant to which the Purchaser has the right to purchase up to ______ shares of the Company's common stock (the "Option Shares"); and

     WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

     WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Tvia, Inc. 2000 Stock Incentive Plan (the "Plan"). Certain capitalized terms used in this Agreement are defined in the Plan.

     NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1: PURCHASE OF SHARES.
------------------------------

     (i) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company's common stock (the "Common Stock") for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier's check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

     (ii) The closing hereunder (the "Closing") shall occur at the offices of the Company on __________, ____, or such other time and place as may be designated by the Company (the "Closing Date").

SECTION 2:     REPURCHASE OPTION
--------------------------------

     All unvested shares of the Common Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the "Repurchase Option Stock") shall be subject to the following option (the "Repurchase Option"):

     (i) In the event the Purchaser terminates service with the Company ("Service") for any reason, with or without cause, the Company may exercise the Repurchase Option.

     (ii) Purchaser understands that the Common Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within 90 days after the termination of Service to purchase from the Purchaser all shares of Common Stock purchased hereunder which have not vested in accordance with the terms of such vesting schedule in the Option Agreement. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to the Option (the "Option Price"). The purchase price shall be paid by certified or cashier's check or by cancellation of any indebtedness of Purchaser to the Company.

     (iii) Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of Company in any capacity. The Company reserves the right to terminate Purchaser's Service at any time and for any reason.

SECTION 3:     EXERCISE OF REPURCHASE OPTION
--------------------------------------------

     The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.
                         ---------

SECTION 4:     WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE OPTION
------------------------------------------------------------------

     If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, upon expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within 90 days from the date of cessation of continuous Service. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 5:     ESCROW OF SHARES
-------------------------------

     (i) As security for Purchaser's faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the
                                                                  ---------
certificate or certificates evidencing the Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and
             ---------
delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

     (ii) Within 30 days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Common Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety days after cessation of Purchaser's Service with the Company the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).

SECTION 6:     ADJUSTMENT OF SHARES
-----------------------------------

     Subject to the provisions of the Certificate of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:

     (i) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

     (ii) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company,

then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.

SECTION 7:     THE COMPANY'S RIGHT OF FIRST REFUSAL.
----------------------------------------------------

     Before any shares of Common Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION 8:     PURCHASER'S RIGHTS AFTER EXERCISE OF REPURCHASE
--------------------------------------------------------------
OPTION OR RIGHT OF FIRST REFUSAL.
---------------------------------

     If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9:     TRANSFER BY PURCHASER TO CERTAIN TRUSTS.
-------------------------------------------------------

     Purchaser shall have the right to transfer all or any portion of Purchaser's interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser's spouse or Purchaser's children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same
                  ---------
with the Secretary of the Company.

SECTION 10:    LEGEND OF SHARES.
--------------------------------

     All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION 11:    PURCHASER'S INVESTMENT REPRESENTATIONS.
------------------------------------------------------

     (i) This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser's own funds for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser's property shall at all times be within Purchaser's control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Common Stock.

     (ii) Purchaser understands that the Common Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

     (iii) Purchaser agrees that in no event will Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

     (iv) With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in California Corporations Code
(S)25102(o) or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment, has the ability to bear the economic risks of Purchaser's investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

     (v) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 12:    ASSISTANCE TO PURCHASER UNDER RULE 144.
------------------------------------------------------

     The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Common Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION 13:    NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.
----------------------------------------------------------

     The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 14:    RIGHTS OF PURCHASER.
-----------------------------------

     Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

SECTION 15:    OTHER NECESSARY ACTIONS.
---------------------------------------

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 16:    NOTICE.
----------------------

     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

SECTION 17:    SUCCESSORS AND ASSIGNS.
-------------------------------------

     This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 18:    APPLICABLE LAW.
------------------------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 19:    NO STATE QUALIFICATION.
--------------------------------------

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH

SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 20:    NO ORAL MODIFICATION.
------------------------------------

     No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 21:    ENTIRE AGREEMENT.
--------------------------------

     This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TVIA, INC.                          PURCHASER

By _________________________        _____________________________

                                   EXHIBIT B
                                   ---------

                           Joint Escrow Instructions
                           -------------------------

                                _________, _____

Secretary
Tvia, Inc.

Dear Sir or Madam:

     As Escrow Agent for both Tvia, Inc. (the "Company"), and ___________________ ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain
                                                       ---------
Stock Option dated ________ ("Option Agreement"), in accordance with the following instructions:

     1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

     2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier's check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this
Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

     4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.

     5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

     6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

     7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.
In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

     13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

     14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.

     17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     18. This instrument shall be governed by and construed in accordance with the laws of the State of California.

     19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                              Very truly yours,


                              Tvia, Inc.


                              By ___________________________



ESCROW AGENT:                 PURCHASER:

________________________      ______________________________

                                   EXHIBIT C
                                   ---------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________ (________)
shares of the Common Stock of Tvia, Inc. (the "Company"), standing in __________ name on the books of the Company represented by Certificate No. ___________ herewith and hereby irrevocably constitutes and appoints ________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

     Dated:  ____________________, ____.


                                              __________________________________
                                                        Print Name


                                              __________________________________
                                                        (Signature)


                        Spousal Consent (if applicable)
                        -------------------------------

___________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.


                                              __________________________________
                                              Signature



INSTRUCTIONS:  PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.
------------
THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS "REPURCHASE OPTION" SET FORTH IN THE STOCK PURCHASE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER

                                   EXHIBIT D
                                   ---------

                  Acknowledgment of and Agreement to be Bound
                  -------------------------------------------

       By the Notice of Exercise and Common Stock Purchase Agreement of
       ----------------------------------------------------------------

                                  Tvia, Inc.
                                  ----------

     The undersigned, as transferee of shares of Tvia, Inc., hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Tvia, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

     Dated:  ____________________, ____.

                                           By ___________________________

                                   EXHIBIT E
                                   ---------

                        ELECTION UNDER SECTION 83(b) OF
                        -------------------------------
                           THE INTERNAL REVENUE CODE
                           -------------------------

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

     (i)      The taxpayer who performed the services is:

              Name:    _____________________________________

              Address: _____________________________________

                       _____________________________________

              Social Security No.: _________________________

     (ii) The property with respect to which the election is being made is _____________ shares of common stock of Tvia, Inc., a Delaware corporation (the "Company").

     (iii)    The property was issued on _______________, 20____.

     (iv) The taxable year in which the election is being made is the calendar year 20____.

     (v) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a ____ (__) year period ending on ___________.

     (vi) The Fair Market Value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is _________ per share.

     (vii)    The amount paid for such property is $_____________.

     (viii) A copy of this statement was furnished to the Company for whom taxpayer rendered the service underlying the transfer of property.

     (ix)     This statement is executed as of ___________________, 20_____.


___________________________________     ________________________________________
Spouse (if any)     Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax return. The filing must be made within thirty (30) days after the date of transfer of the property referenced above.

Note: The Special Protective Election form attached below should only be included with the 83(b) Election if you are exercising an incentive stock Option.

             SPECIAL PROTECTIVE ELECTION PURSUANT TO SECTION 83(b)
             -----------------------------------------------------
        OF THE INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY ACQUIRED
        --------------------------------------------------------------
                  UPON EXERCISE OF AN INCENTIVE STOCK OPTION
                  ------------------------------------------

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock Option under Section 422 of the Code. Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Internal Revenue Code.

2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

                                   EXHIBIT F
                                   ---------

                                  TAX SUMMARY
                                  -----------

                            EXERCISE BEFORE VESTING
                            -----------------------

If your Options are intended to be incentive stock Options, they qualify for incentive stock Option ("ISO") treatment under the Internal Revenue Code ("Code"). Without such special tax treatment, they would be treated as regular, or nonqualified stock Options ("NSOs").

Typically, under an NSO you are taxed at ordinary income tax rates at the time you exercise an Option. The amount taxed is equal to the difference between the fair market value at exercise and the exercise price. Subsequent appreciation, if any, is taxed as a capital gain when you actually sell the shares. To be eligible for long-term capital gain treatment with a maximum rate of 20%,
             ---------
generally you must hold the shares at least one year after exercise. You should consult with a tax adviser on the effect of the tax laws.

With an ISO, however, you are not taxed on exercise. Rather, if you meet the required holding periods specially applicable to ISOs, you will not be taxed until you actually sell the shares. Another advantage to ISO treatment is that at the time of sale of the stock the spread at exercise is taxed as a long term capital gain rather than ordinary income. However, the spread is considered as a "preference" item in the year of exercise in computing your alternative minimum tax.

The ISO holding period requirement is that you must not dispose of the shares within two years of the grant date nor within one year of exercise. If you do not meet the ISO holding period requirement, the spread between fair market value at exercise and the exercise price will be taxed as ordinary income in the year of the disposition.

One way to avoid the inclusion of the spread in the alternative minimum tax calculation is to exercise the Option at grant, pay the exercise price and make an "83(b)" election within 30 days.

Immediate exercise also begins the various holding requirement for long-term capital gain treatment and the one-year requirement that applies after the
                       ---
exercise of an ISO. As noted above, the general rule is if you dispose of the shares before the ISO holding period is met, you recognize the spread at exercise as ordinary income at the time of the disposition. However, if by early exercise you have held the shares at least one year, your gain on disposition will be taxed at long-term capital gains rates.

Assume you are granted an Option to exercise four shares at $.10 per share. The underlying shares vest annually over a four-year period. At the end of year one, the fair market value of a share is $.20.

Assume that after four years all shares become vested and are worth $10 per share and you have not yet exercised the Option. Then, in year 5, when the fair market value of the stock is $10.10, you exercise all four shares. Because the Option is an incentive stock Option, you are not taxed at exercise.

The $10 spread will show up as an alternative minimum tax preference item with potentially substantial adverse tax consequences to you in year 5. By purchasing at grant and making an 83(b) election, you avoid having to include the spread as a minimum tax preference item.

But what if you do not qualify for ISO treatment? That is, assume also that you then sell the shares in year 5 when the value is $10.10. Because you have not met the part of the holding period requirement which prohibits disposition within one year of exercise, you will recognize $10 per share in ordinary income
                                                              ------------------
(but you will not have to include the spread as a preference item). However, if you had previously exercised when the Option was granted and when the value was $.10 and then made an 83(b) election within 30 days, you recognize no ordinary income either at exercise or in year 5. Rather, when you sell for $10.10 in year 5 your $10 gain would be taxed entirely at favorable long-term capital gains (assuming a favorable differential in ordinary income and capital gains rates is still in effect at disposition).

To exercise the Options you do of course have to pay the exercise price. If your service with the Company terminates before the shares are vested, the Company may repurchase the shares at your original exercise price.

If your Options are not ISOs but are nonqualified stock Options (NSOs), exercise prior to vesting will accomplish two things: (1) it will start the capital gains holding period sooner and (2) it will prevent you from being taxed (at ordinary income tax rates) on a later date if you decide to exercise and if the fair market value of the stock has increased from the date of grant. Of course, when you sell the shares, the gain will be taxed according to how long you have held the shares.

This Tax Summary is general in nature and should not be relied upon by any person in deciding whether or when to exercise an Option or to make an 83(b) election. Each person should consult his or her own tax advisor regarding these matters.

                            SECTION 83(b) ELECTIONS
                            -----------------------

This memorandum briefly describes certain aspects of Internal Revenue Code section 83 and section 83(b) elections as they exist under current law. A form of election is attached. The effect of making the election is that it permits the employee or consultant to include in his or her gross income, in his or her taxable year in which unvested shares are transferred, the excess, if any, of
(i) the fair market value of such shares at the time of transfer (determined without regard to restrictions other than those which will never lapse) over
(ii) the amount (if any) paid for such shares.

By making the section 83(b) election, subsequent appreciation in the value of the shares generally will be taxed as a capital gain, rather than as compensation. Also, appreciation that occurs after the transfer but prior to vesting will not be taxed until the shares are sold. Finally, such subsequent appreciation may be deferred if transfer occurs in a tax-free reorganization or may go untaxed altogether if a stepped-up basis results from transfer by reason of death. However, if the shares are forfeited the employees or consultants who made the election can only deduct a loss to the extent the amount received (if any) on forfeiture is less than the amount paid (if any) for such shares. Thus, such employees or consultants are precluded from recovering the tax paid with respect to any reported compensation income. Moreover, any loss recognized will generally be a capital loss which can only offset capital gains plus $3,000 of ordinary income ($1,500 in the case of married individuals filing a separate return).

In the absence of an election, the employee or consultant who receives unvested shares does not recognize any income until such shares vest. In the taxable year in which any shares vest such employee or consultant will recognize compensation income equal to the excess, if any, of (i) the fair market value of the vested shares on the vesting date over (ii) the amount (if any) paid for such shares. If the shares are forfeited the employee or consultant will recognize ordinary loss to the extent the amount received on forfeiture is less than the amount paid for such shares.

The election must be made not later than 30 days after the date of transfer of the shares to the employee or consultant. The election is to be filed with the Internal Revenue Service Center with which the employee or consultant files his or her return. Whether a filing is required with any state tax board depends on applicable state law. Therefore, consultants or employees should seek local tax advice. In general, the election is irrevocable.

Each filing should be made by certified mail with the sender's receipt postmarked at the time of mailing to establish proof of filing. Also, one copy of the election should be filed with the Company. Finally, one copy of the election must be submitted with the employee's federal income tax returns for the taxable year in which the shares are transferred. Certain states may also require a copy of the election to be submitted with state tax returns. Consultants and employees should seek local tax advice. Although the election must be made within 30 days of the date of transfer of the shares, the tax, if any, arising out of the election need not be paid until the employee or consultant files his or her tax return for the tax year of transfer (subject to the withholding rules discussed below).

The Company should be entitled to a tax deduction for federal income tax purposes equal to the amount, if any, included in the gross income of the employees or consultants receiving the shares. The Company may also be entitled to a tax deduction for state income tax purposes depending on the applicable state law. Deductibility is conditioned on (i) satisfaction of the reasonable compensation requirements, and (ii) compliance with withholding requirements with respect to employees. Also, the compensatory amounts should be treated in the same manner as other bonus-wage payments for purposes of the normal withholding requirements for FICA, FUTA and applicable state employment taxes. Any deduction is allowed for the taxable year of the Company in which or with which ends the taxable year in which the amount was included in the gross income of the employee or consultant.

If the shares are not publicly traded, the per share fair market value at the time of the election will likely be the value which the board of directors of the Company attributes to the shares in its resolutions. This will be based upon the Company's current appraisal of the shares, as revised from time to time.

While it may be desirable from a tax standpoint for employees and consultants to make an 83(b) election at the time unvested shares are acquired, the matter should be reviewed by each employee or consultant with his or her tax adviser. The Company will not give tax advice to the employee or consultant.

                                                                       EXHIBIT A
                                                                       ---------
                                                           (to be attached to an
                                                               option agreement,
                                                              either ISO or NSO;
                                                         does not allow exercise
                                                               prior to vesting)

                                  Tvia, Inc.
                                  ----------

            Notice of Exercise and Common Stock Purchase Agreement
            ------------------------------------------------------

     THIS AGREEMENT is dated as of ___________, ____, between Tvia, Inc. (the "Company"), and _________________ ("Purchaser").

                              W I T N E S S E T H:

     WHEREAS, the Company and Purchaser are parties to that certain _______ Incentive __________ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the "Option Agreement") pursuant to which the Purchaser has the right to purchase up to ______ shares of the Company's common stock (the "Option Shares"); and

     WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

     WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Tvia, Inc. 2000 Stock Incentive Plan (the "Plan"). Certain capitalized terms used in this Agreement are defined in the Plan.

     NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1:     PURCHASE OF SHARES.
---------------------------------

     (a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company's common stock (the "Common Stock") for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier's check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

     (b) The closing hereunder (the "Closing") shall occur at the offices of the Company on __________, ____, or such other time and place as may be designated by the Company (the "Closing Date").

SECTION 2:     THE COMPANY'S RIGHT OF FIRST REFUSAL.
----------------------------------------------------

     Before any shares of Common Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION 3:     PURCHASER'S RIGHTS AFTER EXERCISE OF RIGHT OF FIRST REFUSAL.
---------------------------------------------------------------------------

     If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Stock to be repurchased in accordance with the provisions of Section 2 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provision hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 4:     LEGEND OF SHARES.
--------------------------------

     All certificates representing the Common Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION 5:     PURCHASER'S INVESTMENT REPRESENTATIONS.
------------------------------------------------------

     (a) This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's acceptance hereof Purchaser confirms, that the Common Stock which Purchaser will receive will be acquired with Purchaser's own funds for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser's property shall at all times be within Purchaser's control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Common Stock.

     (b) Purchaser understands that the Common Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

     (c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Common Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Common Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses
(i) and (ii) of this section.

     (d) With respect to a transaction occurring prior to such date as the Plan and Common Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in California Corporations Code (S)25102(o) or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment, has the ability to bear the economic risks of Purchaser's investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

     (e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if a registration statement covering the Common Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Common Stock, Purchaser may be required to hold the Common Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Common Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 6:     ASSISTANCE TO PURCHASER UNDER RULE 144.
------------------------------------------------------

     The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Common Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION 7:     NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.
----------------------------------------------------------

     The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 8:     RIGHTS OF PURCHASER.
-----------------------------------

     Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

SECTION 9:     OTHER NECESSARY ACTIONS.
---------------------------------------

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 10:    NOTICE.
----------------------

     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

SECTION 11:    SUCCESSORS AND ASSIGNS.
--------------------------------------

     This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise rights of first offer described herein shall not constitute a waiver of any other right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 12:    APPLICABLE LAW.
------------------------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 13:    NO STATE QUALIFICATION.
--------------------------------------

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE

CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 14:    NO ORAL MODIFICATION.
------------------------------------

     No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 15:    ENTIRE AGREEMENT.
--------------------------------

     This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TVIA, INC.                          PURCHASER

By _________________________        _____________________________

                                   EXHIBIT B
                                   ---------

                  Acknowledgment of and Agreement to be Bound
                  -------------------------------------------

       By the Notice of Exercise and Common Stock Purchase Agreement of
       ----------------------------------------------------------------

                                  Tvia, Inc.
                                  ----------

     The undersigned, as transferee of shares of Tvia, Inc., hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Tvia, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

     Dated:  ____________________, ____.

                                             By ___________________________


                                      B-1